UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 25, 2012

IGI LABORATORIES, INC.

(Exact name of registrant as specified in charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	001-08568 (Commission file number)	01-0355758 (I.R.S. Employer Identification Number)

105 Lincoln Avenue

Buena, New Jersey 08310

(Address of principal executive offices)(Zip Code)

(856) 697-1441

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 25, 2012, Jane E. Hager notified IGI Laboratories, Inc. (the “Company”) and its Board of Directors of her decision to retire from the Board of Directors and not to stand for re-election at the Company’s 2012 annual meeting of stockholders (the “Annual Meeting”). Ms. Hager will continue to serve as a director until the Annual Meeting to be held on May 22, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IGI LABORATORIES, INC.

Date: April 30, 2012	By:/s/ Jenniffer Collins
Name: Jenniffer Collins Title: Chief Financial Officer

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